UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2015

ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32567 (Commission File Number)	74-2966572 (IRS Employer Identification No.)

12700 Park Central Dr., Suite 1600
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (972) 367-3600

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment to the Big Spring and Krotz Springs Supply and Offtake Agreements

On February 1, 2015, Alon USA, LP (“Alon LP”), a subsidiary of Alon USA Energy, Inc. (the “Company”), entered into the Second Amended and Restated Supply and Offtake Agreement (the “Big Spring Second Amended Supply and Offtake Agreement”) with J. Aron & Company (“J. Aron”), which amended and restated the Amended and Restated Supply and Offtake dated March 1, 2011.

On February 1, 2015, Alon Refining Krotz Springs, Inc. (“Alon Krotz”), a wholly-owned subsidiary of the Company, entered into the Second Amended and Restated Supply and Offtake Agreement (the “Krotz Springs Second Amended Supply and Offtake Agreement”) with J. Aron, which amended and restated the Amended and Restated Supply and Offtake Agreement dated May 28, 2010.

Pursuant to the Big Spring Second Amended Supply and Offtake Agreement and the Krotz Springs Second Amended Supply and Offtake Agreement, the initial terms were extended to May 31, 2021. J. Aron may elect to terminate the Big Spring Second Amended Supply and Offtake Agreement and the Krotz Springs Second Amended Supply and Offtake Agreement prior to the expiration of their initial terms, on May 31, 2018, and upon each anniversary thereof, provided that Alon LP and Alon Krotz, as applicable, receives notice of termination at least six months prior to that date. Alon LP and Alon Krotz may elect to terminate their respective supply and offtake agreements prior to the expiration of their initial terms, on May 31, 2020, provided that J. Aron receives notice of termination at least six months prior to that date.

Amendment to the California Refineries Supply and Offtake Agreement

On February 1, 2015, Alon Supply, Inc. (“Alon Supply”), a wholly-owned subsidiary of the Company, entered into the Amended and Restated Supply and Offtake Agreement (the “Alon Supply Amended Supply and Offtake Agreement”) with J. Aron, which amended and restated the Supply and Offtake Agreement dated May 30, 2012.

The initial term of Alon Supply Amended Supply and Offtake Agreement expires on May 31, 2019. J. Aron may elect to terminate the Alon Supply Amended Supply and Offtake Agreement prior to the expiration of its initial term, on May 31, 2016, and upon every anniversary thereof, provided that Alon Supply receives notice of termination at least six months prior to that date. Alon Supply may elect to terminate the Alon Supply Amended Supply and Offtake Agreement prior to the expiration of its initial term, on May 31, 2018, provided that J. Aron receives notice of termination at least six months prior to that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 5, 2015	By:	/s/ James Ranspot
James Ranspot
Senior Vice President, General Counsel and Secretary